UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

CARIBBEAN VILLA CATERING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-151840	45-0557179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2470 Saint Rose Parkway, Suite 304
Henderson, NV 89074
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (809)-571-3363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 16, 2009, Caribbean Villa Catering Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, pursuant to which it affected a 20:1 forward split of its issued and outstanding shares of common stock (the “Forward Split”).

ITEM 8.01     OTHER ITEMS

In connection with the Forward Split, commencing on July 15, 2009, the Company’s common stock began trading on the OTCBB under the trading symbol “CBBV”.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following documents are filed as exhibits to this report:

99.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARIBBEAN VILLA CATERING CORPORATION

July 15, 2009	By:	/s/ Robert Seeley
Robert Seeley
President

EXHIBIT INDEX

99.1	Certificate of Amendment